1 2Q22 SUPPLEMENTAL FINANCIAL PACKAGE

2 This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated August 4, 2022, which has been furnished as Exhibit 99.1 to our Form 8-K filed on August 4, 2022. The Company makes statements in this Supplemental Financial Package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), and, as such, may involve known and unknown risks and uncertainties, and other factors that may cause the actual results or performance to differ from those projected in the forward-looking statement. These forward-looking statements may include comments relating to the current and future performance of the Company’s operating property portfolio, the Company’s development pipeline, the Company’s Mezzanine program, the Company’s construction and development business, including backlog and timing of deliveries and estimated costs, financing activities, as well as acquisitions, dispositions, and the Company’s financial outlook, guidance, and expectations. For a description of factors that may cause the Company’s actual results or performance to differ from its forward-looking statements, please review the information under the heading “Risk Factors” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and the other documents filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time. The Company’s actual future results and trends may differ materially from expectations depending on a variety of factors discussed in the Company’s filings with the SEC from time to time. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company’s expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required by applicable law. FORWARD-LOOKING STATEMENTS

3 BOARD OF DIRECTORS Daniel A. Hoffler, Executive Chairman of the Board Louis S. Haddad, Vice Chairman of the Board James C. Cherry, Lead Independent Director George F. Allen, Independent Director James A. Carroll, Independent Director Dennis H. Gartman, Independent Director Eva S. Hardy, Independent Director A. Russell Kirk, Director John W. Snow, Independent Director CORPORATE OFFICERS Louis S. Haddad, President and Chief Executive Officer Matthew T. Barnes-Smith, Chief Financial Officer Shawn J. Tibbetts, Chief Operating Officer Eric E. Apperson, President of Construction Shelly R. Hampton, President of Asset Management Jefferies Peter Abramowitz (212) 336-7241 pabramowitz@jefferies.com Bank of America Merrill Lynch James Feldman (646) 855-5808 james.feldman@bofa.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com ANALYST COVERAGE Armada Hoffler Properties, Inc. (NYSE: AHH) is a vertically-integrated, self-managed real estate investment trust with four decades of experience developing, building, acquiring and managing high-quality office, retail and multifamily properties located primarily in the Mid-Atlantic and Southeastern United States. The Company also provides general construction and development services to third- party clients, in addition to developing and building properties to be placed in their stabilized portfolio. Founded in 1979 by Daniel A. Hoffler, Armada Hoffler has elected to be taxed as a REIT for U.S. federal income tax purposes. For more information visit ArmadaHoffler.com. CORPORATE PROFILE Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Stifel Stephen Manaker (212) 271-3716 manakers@stifel.com

4 HIGHLIGHTS • Net income attributable to common stockholders and OP Unit holders of $27.8 million, or $0.31 per diluted share, compared to $5.6 million, or $0.07 per diluted share, for the three months ended June 30, 2021. • Funds from operations attributable to common stockholders and OP Unit holders ("FFO") of $27.0 million, or $0.31 per diluted share, compared to $22.9 million, or $0.28 per diluted share, for the three months ended June 30, 2021. See "Non-GAAP Financial Measures.“ • Normalized funds from operations attributable to common stockholders and OP Unit holders ("Normalized FFO") of $26.2 million, or $0.30 per diluted share, compared to $23.4 million, or $0.29 per diluted share, for the three months ended June 30, 2021. • Raised 2022 full-year Normalized FFO guidance to $1.16 to $1.20 per diluted share from the Company's previous guidance range of $1.15 to $1.19 per diluted share. This represents a 10% increase over 2021 results. • Announced a third quarter cash dividend of $0.19 per common share, a 12% increase over the prior quarter's dividend. • Stabilized operating property portfolio occupancy increased to 97.3% as of June 30, 2022. Office occupancy was 97.9%, retail occupancy was 97.1%, and multifamily occupancy was 97.2%. • Same Store net operating income ("NOI") increased 6.0% on a GAAP basis and 7.4% on a cash basis compared to the quarter ended June 30, 2021. • Multifamily same store NOI increased 12.5% on a GAAP and cash basis. • Commercial same store NOI increased 4.1% on a GAAP basis and 5.8% on a cash basis. • Third-party construction backlog totaling $541 million, highest in the Company's history. • Positive releasing spreads during the second quarter of 13.1% on a GAAP basis and 3.0% on a cash basis for office and 9.9% on a GAAP basis and 3.5% on a cash basis for retail. • Achieved an 8.1% increase in rental rates on apartment trade outs across the multifamily segment. • Completed $177 million of sales of noncore assets at a blended 4.1% exit cap rate. • The Residences at Annapolis Junction in Baltimore for $150 million, 4.2% cash cap rate. • Two outparcels at North Pointe in Durham, North Carolina for $24 million, 4.0% cash cap rate. • Two outparcels at Sandbridge Commons in Virginia Beach for $3 million, 4.5% cash cap rate. • Appointed Dennis H. Gartman, renowned investor, economist, and longtime publisher of “The Gartman Letter,” as a member of our board of directors. He is the sixth independent member. • Executed a new office lease with Franklin Templeton for 60,000 square feet at the Company’s Wills Wharf office building in Baltimore’s Harbor Point neighborhood. The investment management firm has agreed to lease the entire fifth floor and a portion of the fourth floor of Wills Wharf and will bring the building to 91% occupancy.

5 2022 OUTLOOK & ASSUMPTIONS OUTLOOK(1) LOW HIGH TOTAL NOI $144.8M $145.8M CONSTRUCTION SEGMENT GROSS PROFIT $7.3M $8.3M G&A EXPENSES $16.0M $16.5M INTEREST INCOME $12.6M $13.0M INTEREST EXPENSE(2) $32.9M $33.6M NORMALIZED FFO PER DILUTED SHARE $1.16 $1.20 GUIDANCE ASSUMPTIONS (1) See appendix for Normalized FFO definitions. Ranges exclude certain items as per definition. (2) Includes the interest expense on finance leases. $ IN MILLIONS • Interest expense, net of interest rate caps, based on the forward yield curve ending 2022 at 3.7% • No capital markets activity for the remainder of the year • Acquisition of $25 to $35 million of grocery-anchored retail assets • The Interlock mezzanine loan paid off during the fourth quarter 2022

SUMMARY INFORMATION

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended			
OPERATIONAL METRICS	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Net Income Attributable to Common Stockholders and OP Unitholders	$27,752	$9,289	$361	$4,861
Net Income per Diluted Share Attributable to Common Stockholders and OP Unitholders	$0.31	$0.11	$0.00	$0.06
Normalized FFO Attributable to Common Stockholders and OP Unitholders	26,203	24,533	21,907	21,518
Normalized FFO per Diluted Share Attributable to Common Stockholders and OP Unitholders	$0.30	$0.28	$0.27	$0.26
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	5.5x	5.6x	5.4x	5.8x
Fixed charge coverage ratio	2.5x	2.6x	2.3x	2.3x
CAPITALIZATION				
Common Shares Outstanding	67,730	67,695	63,012	61,324
Operating Partnership Units Outstanding	20,621	20,622	20,633	20,853
Common Shares and Operating Partnership Units Outstanding	88,351	88,317	83,645	82,177
Market Price per Common Share[(1)]	$12.84	$14.60	$15.22	$13.37
Common Equity Capitalization	1,134,427	1,289,428	1,273,077	1,098,707
Preferred Equity Capitalization	171,085	171,085	171,085	171,085
Total Equity Capitalization	1,305,512	1,460,513	1,444,162	1,269,792
Total Debt[(2)]	1,165,108	1,179,296	957,387	1,017,410
Total Capitalization	$2,470,620	$2,639,809	$2,401,549	$2,287,202
STABILIZED PORTFOLIO OCCUPANCY[(3)]				
Retail	97.1%	96.7%	96.0%	95.2%
Office	97.9%	97.3%	96.8%	96.9%
Multifamily	97.2% [(4)]	97.3% [(4)]	97.4%	97.4%
Weighted Average[(5)]	97.3%	97.1%	96.7%	96.4%
STABILIZED PORTFOLIO				
Commercial				
Retail Portfolio				
Net Operating Income	$15,940	$15,691	$15,389	$14,853
Number of Properties	37	37	37	38
Net Rentable Square Feet	3,798,868	4,067,360	4,067,355	4,064,391
Office Portfolio				
Net Operating Income	$11,679	$11,379	$7,055	$6,977
Number of Properties	8	8	7	7
Net Rentable Square Feet	1,792,350	1,792,054	1,301,319	1,301,169
Multifamily				
Multifamily Portfolio				
Net Operating Income	$9,083	$9,492	$9,826	$9,470
Number of Properties	10	12	11	12
Units	2,447	2,447	2,344	2,344
Beds	-	615	615	1,183

(1) As of market close on last day of period.
(2) Excludes GAAP adjustments.
(3) See appendix for definitions.
(4) See appendix for 2022 multifamily occupancy calculation.
(5) Total occupancy weighted by annualized base rent.

6

7 SUMMARY INCOME STATEMENT $ IN THOUSANDS, EXCEPT PER SHARE Three Months Ended Six Months Ended 6/30/2022 6/30/2021 6/30/2022 6/30/2021 Revenues (Unaudited) Rental Revenues $55,224 $47,378 $109,859 $93,119 General Contracting Revenues 45,273 18,408 69,923 53,971 Total Revenues 100,497 65,786 179,782 147,090 Expenses     Rental Expenses 12,685 11,292 25,354 22,124 Real Estate Taxes 5,837 5,465 11,241 10,771 General Contracting Expenses 43,418 18,131 67,239 52,406 Depreciation and Amortization 18,781 17,285 37,338 35,351 Amortization of Right-of-Use Assets - Finance Leases 277 278 555 467 General & Administrative Expenses 3,617 3,487 8,325 7,508 Acquisition, Development & Pursuit Costs 26 32 37 103 Impairment Charges 286 83 333 3,122 Total Expenses 84,927 56,053 150,422 131,852 Gain on Real Estate Dispositions 19,493 - 19,493 3,717 Operating Income 35,063 9,733 48,853 18,955 Interest Income 3,352 6,746 6,920 10,862 Interest Expense (9,371) (8,418) (18,402) (16,393) Loss on Extinguishment of Debt (618) - (776) - Change in Fair Value of Derivatives and Other 2,548 314 6,730 707 Provision for Unrealized Credit Losses (295) (388) (900) (333) Other Income 68 7 297 186 Income Before Taxes 30,747 7,994 42,722 13,984 Income Tax Provision 20 461 321 480 Net Income $30,767 $8,455 $43,043 $14,464 Net Loss Attributable to Noncontrolling Interest in Investment Entities (128) - (228) - Preferred Stock Dividends (2,887) (2,887) (5,774) (5,774) Net Income Attributable to AHH and OP Unitholders $27,752 $5,568 $37,041 $8,690 Net Income per Diluted Share and Unit Attributable to AHH and OP Unitholders $0.31 $0.07 $0.42 $0.11 Weighted Average Shares & OP Units - Diluted 88,331 81,262 88,042 80,771

8 SUMMARY BALANCE SHEET $ IN THOUSANDS 6/30/2022 12/31/2021 Assets (Unaudited) Real estate investments: Income producing property $1,791,302 $1,658,609 Held for development 6,294 6,294 Construction in progress 71,676 72,535 Accumulated depreciation (303,032) (285,814) Net real estate investments 1,566,240 1,451,624 Real estate investments held for sale 115,680 80,751 Cash and cash equivalents 69,731 35,247 Restricted cash 6,681 5,196 Accounts receivable, net 32,250 29,576 Notes Receivable 139,383 126,429 Construction Receivables, Including Retentions 29,107 17,865 Costs in Excess of Earnings 493 243 Equity method investments 53,260 12,685 Operating lease right-of-use assets 23,387 23,493 Finance lease right-of-use assets 46,433 46,989 Acquired Intangibles 107,147 62,038 Other assets 75,743 45,927 Total Assets $2,265,535 $1,938,063 Liabilities and Equity Indebtedness, net $1,080,664 $917,556 Liabilities related to assets held for sale 84,049 41,364 Accounts payable and accrued liabilities 22,886 29,589 Construction Payables 47,429 31,166 Billings in Excess 15,075 4,881 Operating lease liabilities 31,645 31,648 Finance lease liabilities 46,325 46,160 Other liabilities 51,126 55,876 Total Liabilities 1,379,199 1,158,240 Total Equity 886,336 779,823 Total Liabilities and Equity $2,265,535 $1,938,063 As Of

FFO, NORMALIZED FFO & AFFO[1]

$ IN THOUSANDS, EXCEPT PER SHARE

ARMADA HOFFLER

	Three Months Ended (Unaudited)				Six Months Ended (Unaudited)	
	6/30/2022	3/31/2022	12/31/2021	9/30/2021	6/30/2022	6/30/2021
Funds From Operations						
Net Income Attributable to AHH and OP Unitholders	$27,752	$9,289	$361	$4,861	$37,041	$8,690
Net Income per Diluted Share	$0.31	$0.11	$0.00	$0.06	$0.42	$0.11
Depreciation and Amortization[2]	18,509	18,285	16,616	16,886	36,794	35,351
Gain (Loss) on Dispositions of Operating Real Estate[3]	(19,493)	-	(15,442)	113	(19,493)	(3,464) [5]
Impairment of Real Estate Assets	201	-	18,339 [4]	-	201	3,039 [8]
FFO	$26,969	$27,574	$19,874	$21,860	$54,543	$43,616
FFO per Diluted Share	$0.31	$0.31	$0.24	$0.27	$0.62	$0.54
Normalized FFO						
Acquisition, Development & Other Pursuit Costs	26	11	1	8	37	103
Loss on Extinguishment of Debt	618	158	3,690	120	776	-
Non-Cash GAAP Adjustments	657	930	(314)	(339)	1,587	883
Change in Fair Value of Derivatives and Other	(2,548)	(4,182)	(1,344)	(131)	(6,730)	(707)
Amortization of Interest Rate Cap Premium on Designated Cash Flow Hedges	481	42	59	59	523	117
Normalized FFO	26,203	24,533	$21,966	$21,577	$50,736	$44,012
Normalized FFO per Diluted Share	$0.30	$0.28	$0.27	$0.26	$0.58	$0.54
Adjusted FFO						
Non-Cash Stock Compensation	506	1,609	400	390	2,115	1,440
Acquisition, Development & Other Pursuit Costs	(26)	(11)	(1)	(8)	(37)	(103)
Tenant Improvements, Leasing Commissions, Lease Incentives[6]	(1,242)	(2,873)	(1,212)	(1,837)	(4,115)	(2,801)
Property-Related Capital Expenditures	(2,296)	(3,735)	(3,145)	(3,457)	(6,031)	(3,278)
Adjustment for Mezz Loan Modification and Exit Fees	(209)	(493)	(493)	(493)	(702)	(986)
Non-Cash Interest Expense[7]	1,395	1,509	1,272	1,419	2,904	2,203
Cash Ground Rent Payment - Finance Lease	(635)	(635)	(624)	(624)	(1,270)	(1,039)
GAAP Adjustments	(1,622)	(1,490)	(666)	(645)	(3,112)	(2,993)
AFFO	$22,074	$18,414	$17,497	$16,322	$40,488	$36,455
AFFO per Diluted Share	$0.25	$0.21	$0.21	$0.20	$0.46	$0.45
Weighted Average Common Shares Outstanding	67,710	67,128	61,646	61,083	67,420	59,918
Weighted Average Operating Partnership Units Outstanding	20,621	20,621	20,634	20,853	20,621	20,853
Total Weighted Average Common Shares and OP Units Outstanding	88,331	87,749	82,280	81,936	88,041	80,771

(1) *See definitions in appendix.*
(2) *Adjusted for the depreciation attributable to noncontrolling interests in consolidated investments.*
(3) *Excludes gain/loss on non-operating parcels.*
(4) *Related to Hoffler Place and Summit Place.*
(5) *Excludes gain on the sale of easement rights a non-operating parcel of $0.3M.*
(6) *Excludes development, redevelopment, and first-generation space.*
(7) *Includes non-cash interest expense relating to indebtedness and interest expense on finance leases.*
(8) *Related to Socastee Commons.*

9

NET ASSET VALUE COMPONENT DATA

$ IN THOUSANDS

ARMADA HOFFLER

Stabilized Portfolio NOI (Cash)

	Three months ended 6/30/2022			
	Office[3]	Retail	Multifamily	Total
Stable Portfolio				
Portfolio NOI[1][2]	$11,237	$15,330	$9,084	$35,651
Non-Stabilized Properties NOI	(618)	-	(239)	(856)
Signed Leases Not Yet Occupied or In Free Rent Period	260	526	7	793
Stable Portfolio NOI	$10,879	$15,856	$8,852	$35,588
Intra-Quarter Transactions				
Net Acquisitons	-	-	-	-
Net Dispositions	-	(224)	(77)	(301)
Annualized	$43,517	$62,529	$35,101	$141,146

Non-Stabilized Portfolio

	As of 6/30/2022
Projects Under Development	$68,000
Properties in Lease Up	164,000
Development Opportunities	17,000
Unconsolidated JV Development	53,000
Total Non-Stabilized Portfolio	$302,000

Third-Party General Contracting and Real Estate Services

	Trailing 12 Months
General Contracting Gross Profit	$4,955

Non-Property Assets[4]

	As of 6/30/2022
Cash and Retricted Cash	$76,412
Accounts Receivable	32,250
Notes Receivable and Other Notes Receivable[5]	25,716
Preferred Equity / Mezzanine Investments[5]	113,773
Construction Receivables, Including Retentions[5]	29,291
Acquired Lease Intangible Assets, Net	107,147
Other Assets	76,236
Total Non-Property Assets	$460,825

Liabilities[4]

	As of 6/30/2022
Mortgages and Notes Payable[5]	$1,165,108
Accounts Payable and Accrued Liabilities	22,886
Construction Payables, Including Retentions	47,429
Other Liabilities[5]	64,162
Total Liabilities	$1,299,585

Preferred Equity

	Liquidation Value
Series A Cumulative Redeemable Perpetual Preferred Stock	$171,085

Common Equity

	As of 6/30/2022
Total Common Shares Outstanding	67,730
Total OP Units Outstanding	20,621
Total Common Shares & OP Units Outstanding	88,351

(1) Excludes expenses associated with the Company's in-house asset management division of $0.7M for the 3 months ended 6/30/2022.
(2) Includes 100% of joint ventures.
(3) Includes leases for spaces occupied by Armada Hoffler which are eliminated for GAAP purposes.
(4) Excludes lease right of use assets and lease liabilities.
(5) Excludes GAAP adjustments.

10

STABILIZED PORTFOLIO SUMMARY

AS OF JUNE 30, 2022
SEE APPENDIX FOR FULL LIST OF PROPERTIES

ARMADA HOFFLER

COMMERCIAL PORTFOLIO

Retail Properties - Stabilized	# of Properties	Net Rentable SF	Average Age	Occupied SF	Occupancy[1]	ABR[1]	ABR per Occupied SF
Town Center of Virginia Beach	9	494,132	16	480,134	97.2%	$11,551,435	$24.06
Grocery Anchored	15	1,407,797	12	1,378,584	97.9%	22,681,938	$16.45
Regional Centers	13	1,896,939	17	1,828,271	96.4%	33,923,092	$18.55
Total Retail Portfolio	37	3,798,868	15	3,686,989	97.1%	$68,156,465	$18.49

Office Properties - Stabilized	# of Properties	Net Rentable SF	Average Age	Occupied SF	Occupancy[1]	ABR[1]	ABR per Occupied SF
Town Center of Virginia Beach	4	788,529	20	780,174	98.9%	$22,421,901	$28.74
Harbor Point - Baltimore Waterfront	2	754,161	9	740,619	98.2%	22,431,947	30.29
Other	2	249,660	3	233,501	93.5%	6,319,609	27.06
Stabilized Office Total	8	1,792,350	13	1,754,294	97.9%	$51,173,457	$29.17

MULTIFAMILY PORTFOLIO

Multifamily Properties - Stabilized	# of Properties	Units	Average Age	Occupied Units	Occupancy[1]	AQR[1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach	3	759	9	731	96.3%	$16,421,297	$1,873
Harbor Point - Baltimore Waterfront	2	392	5	380	97.0%	11,168,943	2,447
Other	5	1,296	8	1,267	97.7%	27,043,282	1,779
Stabilized Multifamily Total	10	2,447	8	2,378	97.2%	$54,633,522	$1,915

(1) *See appendix for definitions and portfolio detail.*

11

SAME STORE NOI BY SEGMENT

$ IN THOUSANDS (RECONCILIATION TO GAAP LOCATED IN APPENDIX)

ARMADA HOFFLER

	Three Months Ended				Six Months Ended			
	6/30/2022	6/30/2021	$ Change	% Change	6/30/2022	6/30/2021	$ Change	% Change
Office								
Revenue	$10,371	$10,290	$81	0.8%	$20,546	$20,500	$46	0.2%
Rental Expenses[1]	2,382	2,233	149	6.7%	4,630	4,423	207	4.7%
Real Estate Taxes	1,315	1,294	21	1.6%	2,629	2,588	41	1.6%
Net Operating Income	$6,674	$6,763	($89)	-1.3%	$13,287	$13,489	($202)	-1.5%
GAAP Adjustments	(122)	(368)	246		(124)	(645)	521	
Net Operating Income, Cash	$6,552	$6,395	$157	2.5%	$13,163	$12,844	$319	2.5%
Retail								
Revenue	$19,736	$18,686	$1,050	5.6%	$36,422	$34,063	$2,359	6.9%
Rental Expenses[1]	2,867	2,713	154	5.7%	5,340	4,820	520	10.8%
Real Estate Taxes	2,116	2,144	(28)	-1.3%	3,901	3,917	(16)	-0.4%
Net Operating Income	$14,753	$13,829	$924	6.7%	$27,181	$25,326	$1,855	7.3%
GAAP Adjustments	(856)	(898)	42		(931)	(1,220)	289	
Net Operating Income, Cash	$13,897	$12,931	$966	7.5%	$26,250	$24,106	$2,144	8.9%
Multifamily								
Revenue	$10,958	$10,131	$827	8.2%	$21,679	$19,775	$1,904	9.6%
Rental Expenses[1]	3,110	3,060	50	1.6%	6,127	6,015	112	1.9%
Real Estate Taxes	975	962	13	1.4%	1,980	1,931	49	2.5%
Net Operating Income	$6,873	$6,109	$764	12.5%	$13,572	$11,829	$1,743	14.7%
GAAP Adjustments	(208)	(182)	(26)		(426)	(366)	(60)	
Net Operating Income, Cash	$6,665	$5,927	$738	12.5%	$13,146	$11,463	$1,683	14.7%
Same Store NOI	$28,300	$26,701	$1,599	6.0%	$54,040	$50,644	$3,396	6.7%
GAAP Adjustments	(1,186)	(1,448)	262		(1,481)	(2,231)	750	
Same Store Portfolio NOI, Cash Basis	$27,114	$25,253	$1,861	7.4%	$52,559	$48,413	$4,146	8.6%

(1) *Excludes expenses associated with the Company's in-house asset management division of $0.7M and $0.7M for the 3 months ended 6/30/2022 & 6/30/2021, respectively.*

12

13 DEBT TO ADJUSTED EBITDA $ IN THE THOUSANDS SEE APPENDIX FOR DEFINITIONS, CALCULATIONS, AND RECONCILIATIONS (1) Includes income and debt related to development, mezzanine, construction, and other ancillary activities outside of our stabilized portfolio. (2) Total notes payable less GAAP adjustments, cash, restricted cash, and other notes payable. 8.3 x 7.2 x 5.5 x 0.0 x 1.0 x 2.0 x 3.0 x 4.0 x 5.0 x 6.0 x 7.0 x 8.0 x 9.0 x Net Debt + Preferred/ Total Adjusted EBITDA Plus Ancillary Debt/ Total Adjusted EBITDA⁽¹⁾ Stabilized Portfolio Debt/ Stabilized Portfolio Adjusted EBITDA Three months ended 6/30/2022 Stabilized Portfolio Adjusted EBITDA $34,883 Stabilized Portfolio Debt $768,852 Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA 5.5x Total Adjusted EBITDA(1) $37,982 Net Debt(2) $1,088,696 Net Debt Plus Ancillary Debt/Total Adjusted EBITDA 7.2x Net Debt + Preferred $1,259,781 Net Debt + Preferred /Total Adjusted EBITDA 8.3x

DEBT MANAGEMENT[1]

$ IN THOUSANDS

ARMADA HOFFLER

Total Debt Composition[2]			
		Weighted Average	
	% of Debt	Interest Rate	Maturity
Variable vs. Fixed-rate Debt			
Variable-Rate Debt[3]	55.5%	2.7%	3.5 Yrs
Fixed-Rate Debt[4][5]	44.5%	3.4%	6.9 Yrs
Secured vs. Unsecured Debt			
Unsecured Debt	24.6%	2.8%	2.3 Yrs
Secured Debt	75.4%	3.1%	5.8 Yrs
Total		3.0%	5.0 Yrs

Interest Rate Cap Agreements At or Below 3.00%			
Effective Date	Maturity Date	Strike Rate	Notional Amount
February 2021	February 2023	LIBOR 0.50%	$100,000
March 2021	April 2023	LIBOR 2.50%	14,479
November 2020	November 2023	SOFR 1.84%	84,375
July 2022[6]	January 2024	SOFR 1.00%-3.00%[7]	85,100
April 2022	February 2024	BSBY 1.00%-3.00%[7]	175,000
July 2022[6]	March 2024	SOFR 1.00%-3.00%[7]	200,000
Total Interest Rate Caps			$658,954
Fixed-Rate Debt[4][5]			$518,222
Fixed-Rate and Hedged Debt			$1,177,176
Total Debt[5]			$1,165,108
% Fixed or Hedged			100%

(1) *Includes debt on held for sale properties.*
(2) *Includes impact of non-designated interest rate caps.*
(3) *Excludes debt subject to interest rate swap locks.*
(4) *Includes debt subject to interest rate swap locks.*
(5) *Excludes GAAP adjustments.*
(6) *Part of Management's blend and extend transaction executed subsequent to quarter end.*
(7) *Represents a hedging corridor.*

14

OUTSTANDING DEBT

$ IN THOUSANDS

ARMADA HOFFLER

Debt	Stated Rate	Effective Rate of as 6/30/2022[1]	Maturity Date	Debt Maturities & Principal Payments						Outstanding as of 6/30/2022
				2022	2023	2024	2025	2026	Thereafter	
Secured Notes Payable - Stabilized Debt										
Marketplace at Hilltop	4.42%	4.42%	Oct-2022	$9,492						$9,492
1405 Point	L+2.25%	4.04%	Jan-2023	382	51,532					51,914
249 Central Park Retail	L+1.60%	3.85% [2]	Aug-2023	134	16,092					16,226
Fountain Plaza Retail	L+1.60%	3.85% [2]	Aug-2023	81	9,684					9,765
South Retail	L+1.60%	3.85% [2]	Aug-2023	59	7,065					7,124
One City Center	L+1.85%	3.64%	Apr-2024	335	691	22,734				23,760
Red Mill Central	4.80%	4.80%	Jun-2024	87	175	1,838				2,100
Premier Apartments	L+1.55%	3.34%	Oct-2024	111	234	16,054				16,399
Premier Retail	L+1.55%	3.34%	Oct-2024	55	115	7,907				8,077
Red Mill South	3.57%	3.57%	May-2025	165	338	351	4,502			5,356
Brooks Crossing Office	L+1.60%	3.39%	Jul-2025	132	273	281	13,945			14,631
Market at Mill Creek	L+1.55%	3.34%	Jul-2025	324	647	647	11,200			12,818
Encore Apartments	2.93%	2.93%	Feb-2026	271	556	573	590	22,263		24,253
4525 Main Street	2.93%	2.93%	Feb-2026	348	714	735	757	28,579		31,133
Thames Street Wharf	BSBY+1.30%	2.35% [2]	Sep-2026	717	1,433	1,972	3,050	62,872		70,044
Exelon Building	BSBY+1.50%	1.00% [3][4]	Nov-2026	-	-	-	-	175,000		175,000
Southgate Square	L+1.90%	3.69% [3]	Dec-2026	201	415	428	447	25,165		26,656
Nexton Square	SOFR+1.95%	3.45% [3]	Jun-2027	286	589	607	631	653	19,734	22,500
Greenbrier Square	3.74%	3.74%	Oct-2027	60	371	385	399	415	18,370	20,000
Lexington Square	4.50%	4.50%	Sep-2028	142	293	306	320	335	12,638	14,034
Red Mill North	4.73%	4.73%	Dec-2028	56	116	121	127	133	3,582	4,135
Greenside Apartments	3.17%	3.17%	Dec-2029	369	759	780	808	834	28,682	32,232
The Residences at Annapolis Junction[5]	SOFR+2.66%	4.16% [4]	Nov-2030	-	147	1,753	1,809	1,860	78,806	84,375
Smith's Landing	4.05%	4.05%	Jun-2035	462	956	994	1,037	1,081	11,467	15,997
Liberty Apartments	5.66%	5.66%	Nov-2043	163	341	361	382	404	11,763	13,414
Edison Apartments	5.30%	5.30%	Dec-2044	184	384	405	427	450	13,897	15,747
The Cosmopolitan	3.35%	3.35%	Jul-2051	427	876	906	937	968	37,556	41,670
Total - Secured Stabilized Debt				15,043	94,796	60,138	41,368	321,012	236,495	768,852
Secured Notes Payable - Development Pipeline										
Wills Wharf	L+2.25%	4.04%	Jun-2023	-	64,288					64,288
Chronicle Mill	L+3.00%	4.79% [3]	May-2024	-	-	14,640				14,640
Gainesville Apartments	L+3.00%	4.79% [3]	Aug-2024	-	-	30,328				30,328
Total - Development Pipeline				-	64,288	44,968	-	-	-	109,256
Total Secured Notes Payable				15,043	159,084	105,106	41,368	321,012	236,495	878,108
Unsecured Stabilized Debt										
Senior Unsecured Line of Credit	L+1.30%-1.85%	3.29%	Jan-2024	-	-	82,000				82,000
Senior Unsecured Term Loan	L+1.25%-1.80%	3.24%	Jan-2025	-	-	-	19,500			19,500
Senior Unsecured Term Loan	L+1.25%-1.80%	1.95%-4.47% [2]	Jan-2025	-	-	-	185,500			185,500
Total - Unsecured Stabilized Debt				-	-	82,000	205,000	-	-	287,000
Total Notes Payable Excluding GAAP Adjustments				$15,043	$159,084	$187,106	$246,368	$321,012	$236,495	$1,165,108
Other Notes Payable										9,204
GAAP Adjustments										(9,599)
Notes Payable Relating to Held for Sale Properties										(84,049)
Total Notes Payable										$1,080,664

(1) *Excludes non-designated interest rate caps.*
(2) *Includes debt subject to interest rate swap locks.*
(3) *Subject to a rate floor.*
(4) *Includes debt subject to designated interest rate caps.*
(5) *Held for sale as of 6/30/22. Disposed subsequent to quarter end.*

15

CAPITALIZATION & FINANCIAL RATIOS

$ IN THOUSANDS AS OF JUNE 30, 2022

ARMADA HOFFLER

Debt	% of Total	Principal Balance
Unsecured Credit Facility	7%	$82,000
Unsecured Term Loans	18%	205,000
Mortgages Payable	75%	878,108
Total Debt		$1,165,108

Preferred Equity	Shares	Liquidation Value Per Share	Total Liquidation Value
6.75% Series A Cumulative Redeemable Perpetual Preferred Stock (NYSE: AHHPrA)	6,843	$25.00	$171,085

Common Equity	% of Total	Shares/Units	Stock Price[1]	Market Value
Common Stock (NYSE: AHH)	77%	67,730	$12.84	$869,653
Operating Partnership Units	23%	20,621	$12.84	264,774
Equity Market Capitalization		88,351		$1,134,427
Total Capitalization				$2,470,620

Financial Ratios	
Debt Service Coverage Ratio[2]	3.1x
Fixed Charge Coverage Ratio[3]	2.5x
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	5.5x
Stabilized Portfolio Debt Plus Ancillary Debt / Total Adjusted EBITDA	7.2x
Net Debt + Preferred / Total Adjusted EBITDA	8.3x
Debt/Total Capitalization	47%

Liquidity[4]	
Cash on hand	$69,731
Availability Under Credit Facility	68,000
Total Liquidity	$137,731



Equity 46%
Preferred 7%
Debt 47%

Unencumbered Properties	
% of Total Properties	58%
% of Annualized Base Rent	35%

(1) As of close of market 6/30/22.
(2) Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense and required principal repayment.
(3) Reflects quarterly Total Adjusted EBITDA divided by total quarterly interest expense, required principal repayment, and preferred equity dividends.
(4) Excludes availability under construction loans.

16

ACTIVE DEVELOPMENT PROJECTS

$ IN THOUSANDS

				Schedule[1]							
Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Loan Commitment	Cost to Date	AHH Ownership %	Anchor Tenants
Chronicle Mill Belmont, NC	Multifamily	244 units / 14,700 sf	-	1Q21	3Q22	4Q23	$56,500	$35,100	$44,000	85%[3]	
Southern Post Roswell, GA	Mixed-use	137 units / 137,000 sf	-	4Q21	4Q23	4Q24	118,000	TBD	24,000	100%	
				Total Projects Under Development			$174,500	$35,100	$68,000		

Unconsolidated JV Developments

Projects	Property Type	Estimated Size[1]	% Leased or LOI	Construction Start	Initial Occupancy	Stabilized Operation[2]	Estimated Cost[1]	Equity Requirement	Cost to Date	AHH Ownership %	Anchor Tenants
T. Rowe Price Global HQ Baltimore, MD	Office	535,900 sf office / 40,500 sf retail / 250 parking spaces	93%	2Q22	1Q24	2Q24	$258,000	$39,000	$34,000	50%	T. Rowe Price
Parcel 4 Mixed-Use Baltimore, MD	Mixed-Use/Garage	312 units / 13,000 sf retail / 1,250 parking spaces	-	2Q22	3Q24	2Q26	223,000	100,000	19,000	90%	
				Total Unconsolidated JV Development			$481,000	$139,000	$53,000		

	Q2 2022	Year to Date
Capitalized Interest	$738	$1,093
Capitalized Overhead	$749	$1,326



T. Rowe Price/ Parcel 4
Baltimore, MD



Chronicle Mill
Belmont, NC

(1) *Represents estimates that may change as the development and redevelopment process proceeds.*
(2) *First fully-stabilized quarter. See same store definition in appendix.*
(3) *Majority interest in joint venture with preferred return.*

17

18 PROPERTIES IN LEASE UP $ IN THOUSANDS (1) Represents estimates that may change as the development and stabilization process proceeds. (2) First fully-stabilized quarter. See same store definition in appendix. (3) Majority interest in joint venture with preferred return. Projects Property Type Estimated Size (1) % Leased or LOI Construction Start Initial Occupancy Stabilized Operation(2) Estimated Cost(1) Loan Commitment Cost to Date AHH Ownership % Anchor Tenants Wills Wharf Baltimore, MD Office 328,000 SF 91% 3Q18 2Q20 2Q23 $120,000 $76,000 $114,000 100% Canopy by Hilton, Transamerica, RBC, Morgan Stanley, Franklin Templeton Gainesville Apartments Gainesville, GA Multifamily 223 units 98% 3Q20 1Q22 3Q22 52,000 31,000 50,000 95% (3) Total Properties in Lease Up $172,000 $107,000 $164,000 Schedule(1) Gainesville Apts Gainesville, GA

19 PREFERRED INVESTMENTS/MEZZANINE $ IN THOUSANDS AS OF JUNE 30, 2022 (1) Represents estimates that may change as the development process proceeds. (2) Includes amortization of fees. (3) Preferred equity with economic terms and accounting consistent with a loan receivable. Property Type Estimated Size(1) % Leased or LOI Initial Occupancy(1) Loan Maturity Interest Rate Loan Balance QTD Interest Income(2) Outstanding Investments The Interlock Atlanta, GA Mixed-use 300,000 sf 90% 1Q21 4Q24 15% $80,712 $2,361 Solis Nexton(3) Summerville, SC Multifamily 320 units NA 4Q22 4Q26 11% 24,853 672 Solis City Park(3) Charlotte, NC Multifamily 250 units NA 3Q23 1Q28 13% 8,208 206 Total $113,773 $3,239 The Interlock Atlanta, GA

20 THIRD-PARTY CONSTRUCTION $ IN THOUSANDS Adams Hill Greenville, SC Q2 2022 Q1 2022 Q4 2021 Q3 2021 Trailing 4 Quarters Revenue $45,273 $24,650 $20,463 $17,502 $107,888 Expense (43,418) (23,821) (19,750) (15,944) (102,933) Gross Profit $1,855 $829 $713 $1,558 $4,955 Operating Margin 4.1% 3.4% 3.5% 8.9% 4.6% Third-Party Backlog as of Q2 2022 Beginning Backlog $419,439 New Contracts 167,143 QTD Work Performed (45,368) Ending Backlog $541,214

ACQUISITIONS & DISPOSITIONS

$ IN THOUSANDS

ARMADA HOFFLER

ACQUISITIONS

Properties	Location	Square Feet/Units	Purchase Price	Cash Cap Rate	Purchase Date	Anchor Tenants
2022		482,000 / 103 units	$273,000	6.1%		
Exelon Building	Baltimore, MD	482,000 / 103 units	273,000 (1)	6.1%	1Q22	Exelon Generation / Constellation
2021		412,075	$64,850	6.9%		
Greenbrier Square	Chesapeake, VA	260,710	36,500	6.3%	3Q21	Kroger, Homegoods, Dick's Sporting Goods
Overlook Village	Asheville, NC	151,365	28,350	7.7%	3Q21	T.J. Maxx|Homegoods, Ross
2020		174 units	$25,700	6.8%		
Edison Apartments	Richmond, VA	174 units	25,700	6.8%	4Q20	
Total/Weighted Average		894,075 / 277 units	$363,550	6.3%		

DISPOSITIONS

Properties	Location	Square Feet/Units/Beds	Sale Price	Cash Cap Rate	Disposition Date	Anchor Tenants
2022		275,896 / 1,031 units/beds	$258,261	4.3%		
Sandbridge Outparcels(3)	Virginia Beach, VA	7,233	3,455	4.5%	3Q22	Autozone, Valvoline
Annapolis Junction(3)	Annapolis Junction, MD	416 units	150,000	4.2%	3Q22	
North Pointe Outparcels	Durham, NC	268,663	23,931	4.0%	2Q22	Costco, Home Depot
Summit Place	Charleston, SC	357 beds	37,800	4.8%	2Q22	
Hoffler Place	Charleston, SC	258 beds	43,075	4.1%	2Q22	
2021		128,105 / 568 beds	$90,265	5.2%		
Johns Hopkins Village	Baltimore, MD	568 beds	75,000	5.6%	4Q21	
Courthouse 7-Eleven	Virginia Beach, VA	3,177	3,065	4.5%	4Q21	7-Eleven
Socastee Commons	Myrtle Beach, SC	57,273	3,800	NA (2)	3Q21	
Oakland Marketplace	Oakland, TN	64,538	5,500	7.8%	1Q21	Kroger
Hanbury 7-Eleven	Chesapeake, VA	3,117	2,900	5.5%	1Q21	7-Eleven
2020		645,600	$97,300	7.7%		
Hanbury Walgreens	Chesapeake, VA	14,820	7,300	6.1%	3Q20	Walgreens
Retail Portfolio (7 properties)	Mid-Atlantic	630,780	90,000	7.8%	2Q20	Harris Teeter, Food Lion, Weis Markets, Office Max
Total/Weighted Average		1,049,601 / 1,599 units/beds	$445,826	5.2%		

(1) *Represents 100% of property value of which company owns 90% economic interest.*
(2) *Anchor tenant vacant at time of sale.*
(3) *Closed subsequent to quarter end.*

21

22 TOP 20 TENANTS BY ABR(1) $ IN THOUSANDS AS OF JUNE 30, 2022 (1) Excludes leases from the development and redevelopment properties that have been delivered, but not yet stabilized. (2) Excludes 9.3K SF Morgan Stanley lease at Armada Hoffler Tower expiring in 2023. Inclusive of both leases, Morgan Stanley contributes $6.0M of ABR. Commercial Portfolio(1) Tenant Number of Leases Lease Expiration Annualized Base Rent % of Total Annualized Base Rent Exelon (Constellation) 1 2036 $14,149 8.1% Morgan Stanley(2) 1 2027 5,817 3.3% Harris Teeter/Kroger 6 2023 - 2035 3,740 2.1% Clark Nexsen 1 2029 2,746 1.6% ABR WeWork 1 2034 2,122 1.2% Lowes Foods 2 2037 ; 2039 1,976 1.1% Duke University 1 2029 1,659 1.0% Huntington Ingalls Industries 1 2029 1,575 0.9% Dick's Sporting Goods 1 2032 1,553 0.9% PetSmart 5 2025 - 2027 1,527 0.9% TJ Maxx/Homegoods 5 2023 - 2027 1,504 0.9% Mythics 1 2030 1,260 0.7% Williams-Sonoma, Inc. 4 2026 - 2031 1,195 0.7% Johns Hopkins Medicine 1 2023 1,180 0.7% Amazon/Whole Foods 1 2040 1,144 0.7% Ross Dress for Less 3 2025 - 2027 1,122 0.6% Apex Entertainment 1 2035 1,092 0.6% Bed Bath & Beyond 2 2025 ; 2027 1,084 0.6% Regal Cinemas 2 MTM ; 2024 1,064 0.6% Pender & Coward 1 2030 974 0.6% Top 20 Total $48,483 27.8%

23 LEASE SUMMARY (1) Excludes leases from properties in development. OFFICE Renewals For GAAP and Cash Releasing Spread Calc: Quarter Number of Leases Signed Net Rentable SF Signed GAAP Releasing Spread Cash Releasing Spread Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q2 2022 3 7,654 13.1% 3.0% 4.6 $14,127 $1.85 Q1 2022 5 22,985 11.3% 2.6% 4.9 321,154 13.97 Q4 2021 1 23,267 8.3% -3.8% 5.3 515,175 22.14 Q3 2021 1 1,400 -5.0% -13.5% 3.0 2,153 1.54 Trailing 4 Quarters 10 55,306 9.9% -0.6% 5.0 $852,609 $15.42 New Leases(1) Quarter Number of Leases Signed Net Rentable SF Signed Cash Rent per SF Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q2 2022 4 18,884 $24.20 6.2 $595,169 $31.52 Q1 2022 2 5,407 29.11 7.7 358,633 66.33 Q4 2021 1 1,428 26.00 10.0 45,198 31.65 Q3 2021 3 10,895 26.71 5.9 466,981 42.86 Trailing 4 Quarters 10 36,614 $25.75 6.5 $1,465,981 $40.04 RETAIL Renewals For GAAP and Cash Releasing Spread Calc: Quarter Number of Leases Signed Net Rentable SF Signed GAAP Releasing Spread Cash Releasing Spread Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q2 2022 20 217,381 9.9% 3.5% 7.5 $416,696 $1.92 Q1 2022 22 199,653 11.8% 3.5% 6.1 251,045 1.26 Q4 2021 16 126,328 9.0% 6.0% 4.8 166,153 1.32 Q3 2021 10 43,479 13.3% 8.4% 5.0 86,764 2.00 Trailing 4 Quarters 68 586,841 10.7% 5.0% 6.3 $920,658 $1.57 New Leases(1) Quarter Number of Leases Signed Net Rentable SF Signed Cash Rent per SF Wtd Average Lease Term Remaining (yrs) TI & LC TI & LC per SF Q2 2022 11 40,190 $18.62 8.2 $1,248,190 $31.06 Q1 2022 5 19,680 28.15 11.6 1,753,363 89.09 Q4 2021 17 61,922 18.27 6.8 1,267,703 20.47 Q3 2021 10 34,384 19.09 8.5 898,397 26.13 Trailing 4 Quarters 43 156,176 $19.78 8.1 $5,167,653 $33.09

LEASE EXPIRATIONS(1)

AS OF JUNE 30, 2022

ARMADA HOFFLER

OFFICE

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	38,056	2.1%	$ -	-
M-T-M	2	1,623	0.1%	63,329	0.1%
2022	5	7,332	0.4%	192,684	0.4%
2023	11	91,174	5.1%	2,545,424	5.0%
2024	14	150,495	8.4%	3,652,517	7.1%
2025	18	146,092	8.2%	4,494,673	8.8%
2026	11	54,355	3.0%	1,457,227	2.8%
2027	16	316,397	17.7%	9,168,884	17.9%
2028	12	97,673	5.4%	2,799,877	5.5%
2029	11	261,014	14.6%	6,958,513	13.6%
2030	8	110,690	6.2%	3,257,784	6.4%
2031	2	5,317	0.3%	114,285	0.2%
2032	3	6,214	0.3%	197,335	0.4%
Thereafter	2	505,918	28.2%	16,270,925	31.8%
Total / Weighted Average	115	1,792,350	100.0%	$51,173,457	100.0%

RETAIL

Year	Leases Expiring	Square Footage Expiring	% Portfolio Net Rentable Square Feet	ABR	% of Portfolio ABR
Available	-	111,879	2.9%	$ -	-
M-T-M	4	53,955	1.4%	484,879	0.7%
2022	14	29,123	0.8%	729,939	1.1%
2023	63	303,499	8.0%	6,038,204	8.9%
2024	85	437,029	11.5%	8,211,408	12.0%
2025	90	496,298	13.1%	8,700,521	12.8%
2026	78	389,330	10.2%	7,702,014	11.3%
2027	68	442,998	11.7%	8,043,281	11.8%
2028	35	130,802	3.4%	3,192,659	4.7%
2029	31	116,301	3.1%	2,484,091	3.6%
2030	43	250,210	6.6%	5,569,135	8.2%
2031	29	218,696	5.8%	4,262,704	6.3%
2032	25	304,316	8.0%	4,910,476	7.2%
Thereafter	22	514,432	13.5%	7,827,154	11.4%
Total / Weighted Average	587	3,798,868	100.0%	$68,156,465	100.0%

(1) *Excludes leases from properties in development and delivered, but not yet stabilized.*

24

25Town Center Virginia Beach, VA APPENDIX DEFINITIONS & RECONCILIATIONS

26 ANNUALIZED BASE RENT: For the properties in our retail & office portfolios, we calculate annualized base rent (“ABR”) by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of June 30, 2022, for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of June 30, 2022. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses. DEFINITIONS ADJUSTED FUNDS FROM OPERATIONS: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, cash ground rent payments for finance leases, the amortization of leasing incentives and above (below) market rents, and proceeds from government development grants, and payments made to purchase interest rate caps designated as cash flow hedges. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs. ANNUALIZED QUARTERLY RENT: For the properties in our multifamily portfolio, we calculate annualized quarterly rent (“AQR”) by multiplying (a) revenue for the quarter ended by (b) 4.

27 NET OPERATING INCOME: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements, termination fees and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. DEFINITIONS FUNDS FROM OPERATIONS: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding depreciation and amortization related to real estate, gains or losses from the sale of certain real estate assets, gains and losses from change in control, and impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. NET RENTABLE SQUARE FOOTAGE: We define net rentable square footage for each of our retail & office properties as the sum of (a) the square footage of existing leases, plus (b) for available space, management’s estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines

28 DEFINITIONS OCCUPANCY: The occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of the last day of the quarter, divided by (b) net rentable square feet, expressed as a percentage. As of January 1, 2022, occupancy for our multifamily properties is calculated as (a) average of the number of occupied units/beds on the 20th day of each of the trailing three months from the reporting period end date, divided by (b) total units/beds available, as of such date expressed as a percentage. Management believes that this methodology best captures the average monthly occupancy. For periods prior to January 1, 2022, multifamily and student housing occupancy was calculated based on occupied units and beds as a percentage of total units and beds. NORMALIZED FUNDS FROM OPERATIONS: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for certain items, including but not limited to, acquisition, development and other pursuit costs, debt extinguishment losses, prepayment penalties, impairment of intangible assets and liabilities, mark-to-market adjustments on interest rate derivatives not designated as cash flow hedges, certain costs for interest rate caps designated as cash flow hedges, provision for unrealized non-cash credit losses, amortization of right-of-use assets attributable to finance leases, severance related costs, and other non-comparable items. Management believes that the computation of FFO in accordance with Nareit’s definition includes certain items that are not indicative of the results provided by our operating property portfolio and affect the comparability of our year-over-year performance. Accordingly, management believes that Normalized FFO is a more useful performance measure. Our calculation of Normalized FFO differs from Nareit’s definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs’ Normalized FFO. PROPERTY/STABILIZED PROPERTY ADJUSTED EBITDA: We calculate Property Adjusted EBITDA as EBITDA coming solely from our operating properties. When referring to Stabilized Property Adjusted EBITDA, we exclude certain items, including, but not limited to, the impact of redevelopment and development pipeline projects that are still in lease-up. We generally consider a property to be stabilized upon the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Management believes that Stabilized Property Adjusted EBITDA provides useful supplemental information to investors regarding our properties’ recurring operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Stabilized Property Adjusted EBITDA or similarly titled measures.

29 DEFINITIONS STABILIZED PROPERTY DEBT: We calculate Stabilized Property Debt as our total debt secured by our stabilized properties, excluding loans associated with our development pipeline and our unsecured line of credit. TOTAL ADJUSTED EBITDA: We calculate Total Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property, impairment of real estate assets, debt extinguishment losses, non-cash stock compensation and mark-to-market adjustments on interest rate derivates, other one-time adjustments including non-recurring bad debt and termination fees. Management believes Total Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. SAME STORE PORTFOLIO: We define same store properties as those that we owned and operated and that were stabilized for the entirety of both periods compared. We generally consider a property to be stabilized upon the earlier of: (i) the quarter after the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete, the asset is placed back into service, and the stabilization criteria above are again met. A property may also be fully or partially taken out of service as a result of a disposition, depending on the significance of the portion of the property disposed. Finally, any property classified as Held for Sale is taken out of service for the purpose computing.

PROPERTY PORTFOLIO

AS OF JUNE 30, 2022

ARMADA HOFFLER

Retail Properties - Stabilized	Location	Year Built / Redeveloped	Net Rentable SF	Occupancy(1)	ABR(1)	ABR per Occupied SF(1)	Anchor Tenant(s)
Town Center of Virginia Beach							
249 Central Park Retail	Virginia Beach, VA	2004	92,571	98.1%	$2,483,563	$27.35	Cheesecake Factory, Brooks Brothers
Apex Entertainment	Virginia Beach, VA	2002/2020	103,335	100.0%	1,545,919	14.96	Apex Entertainment, USI
Columbus Village	Virginia Beach, VA	2013/2020	62,207	100.0%	1,896,832	30.49	Barnes & Noble, CAVA, Shake Shack
Columbus Village II	Virginia Beach, VA	1996	92,061	96.7%	1,075,160	12.07	BB&B, Regal
Commerce Street Retail	Virginia Beach, VA	2008	19,173	100.0%	961,827	50.17	Yard House
Fountain Plaza Retail	Virginia Beach, VA	2004	35,961	93.7%	1,101,938	32.69	Ruth's Chris, Nando's
Premier Retail	Virginia Beach, VA	2018	38,715	82.0%	1,079,686	34.00	Williams Sonoma, Pottery Barn
South Retail	Virginia Beach, VA	2002	38,515	100.0%	1,000,503	25.98	lululemon, free people, CPK
Studio 56 Retail	Virginia Beach, VA	2007	11,594	100.0%	406,008	35.02	Rocket Title, Legal Sea Foods
Grocery Anchored							
Broad Creek Shopping Center(2)	Norfolk, VA	2001	121,504	95.7%	$2,176,851	$18.72	Food Lion, PetSmart
Broadmoor Plaza	South Bend, IN	1980	115,059	98.2%	1,353,725	11.98	Kroger
Brooks Crossing Retail	Newport News, VA	2016	18,349	78.3%	218,623	15.21	Various Small Shops (grocery shadow)
Delray Beach Plaza(2)	Delray Beach, FL	2021	87,207	100.0%	2,994,709	34.34	Whole Foods
Greenbrier Square	Chesapeake, VA	2017	260,710	95.4%	2,486,750	10.00	Kroger, Homegoods, Dick's Sporting Goods
Greentree Shopping Center	Chesapeake, VA	2014	15,719	92.6%	325,080	22.33	Various Small Shops (grocery shadow)
Hanbury Village	Chesapeake, VA	2009	98,638	100.0%	1,997,031	20.25	Harris Teeter
Lexington Square	Lexington, SC	2017	85,440	98.3%	1,849,156	22.01	Lowes Foods
Market at Mill Creek	Mt. Pleasant, SC	2018	80,319	97.7%	1,836,020	23.39	Lowes Foods
North Pointe Center	Durham, NC	2009	226,083	100.0%	2,920,109	12.92	Harris Teeter
Parkway Centre	Moultrie, GA	2017	61,200	100.0%	850,761	13.90	Publix
Parkway Marketplace	Virginia Beach, VA	1998	37,804	100.0%	773,526	20.46	Rite Aid (grocery shadow)
Perry Hall Marketplace	Perry Hall, MD	2001	74,256	98.0%	1,244,298	17.10	Safeway
Sandbridge Commons	Virginia Beach, VA	2015	76,650	100.0%	1,095,352	14.29	Harris Teeter
Tyre Neck Harris Teeter(2)	Portsmouth, VA	2011	48,859	100.0%	559,948	11.46	Harris Teeter
Regional Centers							
Dimmock Square	Colonial Heights, VA	1998	106,166	79.0%	$1,549,965	$18.47	Best Buy, Old Navy
Harrisonburg Regal	Harrisonburg, VA	1999	49,000	100.0%	717,850	14.65	Regal Cinemas
Marketplace at Hilltop(2)	Virginia Beach, VA	2001	116,953	100.0%	2,722,215	23.28	Total Wine, Panera, Chick-Fil-A
Nexton Square	Summerville, SC	2020	133,608	100.0%	3,472,955	25.99	Various Small Shops
North Hampton Market	Taylors, SC	2004	114,954	97.9%	1,498,710	13.32	PetSmart, Hobby Lobby
Overlook Village	Asheville, NC	1990	151,365	100.0%	2,194,344	14.50	T.J. Maxx|Homegoods, Ross
Patterson Place	Durham, NC	2004	160,942	96.1%	2,403,869	15.55	BB&B, PetSmart, DSW
Providence Plaza	Charlotte, NC	2008	103,118	90.5%	2,744,018	29.39	Cranfill, Sumner & Hartzog, Chipotle
Red Mill Commons	Virginia Beach, VA	2005	373,808	95.3%	6,808,844	19.12	Homegoods, Walgreens
Southgate Square	Colonial Heights, VA	2016	260,131	98.6%	3,672,801	14.32	Burlington, PetSmart, Michaels, Conn's
South Square	Durham, NC	2005	109,590	100.0%	1,982,585	18.09	Ross, Petco, Office Depot
Southshore Shops	Chesterfield, VA	2006	40,307	88.9%	739,797	20.64	Buffalo Wild Wings
Wendover Village	Greensboro, NC	2004	176,997	98.8%	3,415,140	19.54	T.J. Maxx, Petco, Beauty World
Total Retail Portfolio			3,798,868	97.1%	$68,156,465	$18.49	

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.

30

PROPERTY PORTFOLIO CONT.

AS OF JUNE 30, 2022

ARMADA HOFFLER

Office Properties- Stabilized	Location	Net Rentable SF	Year Built	Occupancy[1]	ABR[1]	ABR per Occupied SF	Anchor Tenant(s)
Town Center of Virginia Beach							
4525 Main Street	Virginia Beach, VA	235,088	2014	100.0%	$7,075,702	$30.10	Clark Nexsen, Anthropologie, Mythics
Armada Hoffler Tower[3]	Virginia Beach, VA	315,916	2002	98.7%	9,367,856	30.04	AHH, Troutman Pepper, Williams Mullen
One Columbus	Virginia Beach, VA	129,066	1984	98.3%	3,230,695	25.46	Truist, HBA
Two Columbus	Virginia Beach, VA	108,459	2009	98.0%	2,747,648	25.85	Hazen & Sawyer, Fidelity
Harbor Point - Baltimore Waterfront							
Exelon Building	Baltimore, MD	490,735	2016	97.2%	$14,789,914	$30.99	Exelon Constellation
Thames Street Wharf[3]	Baltimore, MD	263,426	2010	100.0%	7,642,032	29.01	Morgan Stanley, JHU Medical
Other							
Brooks Crossing Office	Newport News, VA	98,061	2019	100.0%	$1,925,168	$19.63	Huntington Ingalls Industries
One City Center	Durham, NC	151,599	2019	89.3%	4,394,441	32.45	Duke University, WeWork
Stabilized Office Total		1,792,350		97.9%	$51,173,457	$29.17	

Multifamily Properties- Stabilized	Location	Units	Year Built / Redeveloped	Occupancy[1]	AQR[1]	Monthly AQR per Occupied Unit
Town Center of Virginia Beach						
Encore Apartments	Virginia Beach, VA	286	2014	97.1%	$5,416,728	$1,625
Premier Apartments	Virginia Beach, VA	131	2018	97.2%	2,740,703	1,794
The Cosmopolitan[4]	Virginia Beach, VA	342	2006/2020	95.2%	8,263,866	2,115
Harbor Point - Baltimore Waterfront						
1405 Point[2][4]	Baltimore, MD	289	2018	96.9%	$8,302,788	$2,471
1305 Dock Street	Baltimore, MD	103	2016	97.4%	2,866,155	2,381
Other						
Edison Apartments[4]	Richmond, VA	174	2014	98.7%	$3,033,824	$1,472
Greenside Apartments	Charlotte, NC	225	2018	97.8%	4,453,731	1,687
Liberty Apartments[4]	Newport News, VA	197	2013	94.8%	3,296,993	1,471
Smith's Landing[2]	Blacksburg, VA	284	2009	98.7%	5,520,964	1,641
The Residences at Annapolis Junction[5]	Annapolis Junction, MD	416	2018	98.0%	10,737,770	2,195
Multifamily Total		2,447		97.2%	$54,633,522	$1,915

(1) See appendix for definitions.
(2) The Company leases all or a portion of the land underlying this property pursuant to a ground lease.
(3) The Company occupies 55,390 square feet at these two properties at an ABR of $1.8M, or $32.23 per leased square foot, which are reflected in this table. The rent paid by us is eliminated in accordance with GAAP in the consolidated financial statements.
(4) The ABR for Liberty, Cosmopolitan, Edison, and 1405 Point excludes approximately $0.2M, $1.0M, $0.3M and $0.4M, respectively, from ground floor retail leases.
(5) Sold subsequent to quarter end.

31

RECONCILIATION OF DEBT & EBITDA

$ IN THOUSANDS

ARMADA HOFFLER

	Three Months Ended			
	6/30/2022	3/31/2022	12/31/2021	9/30/2021
Property Net Operating Income	$36,702	$36,562	$32,270	$31,301
Property Other Income (Expense), Net	(190)	104	(74)	(185)
Amortization of Right of Use Assets	(277)	(278)	(278)	(278)
Impairment of Intangible Assets and Liabilities	(85)	(47)	83	-
Property Adjusted EBITDA	$36,150	$36,341	$32,001	$30,838
Acquisition	-	826	-	598
Disposition	(496)	-	(730)	-
Development	(771)	(674)	(681)	(725)
Stabilized Portfolio Adjusted EBITDA	$34,883	$36,493	$30,590	$30,711
Construction Gross Profit	1,855	829	713	1,558
Corporate G&A	(3,446)	(4,552)	(3,482)	(3,263)
Non-Cash Stock Comp	506	1,609	400	390
Acquisition, Development & Other Pursuit Costs	(26)	(11)	(1)	(8)
Interest Income	3,350	3,568	3,829	3,765
Other Income (Expense), Net	89	(31)	5	15
Add Back: Unstabilized Development	771	674	681	725
Total Adjusted EBITDA	$37,982	$38,579	$32,735	$33,893
Stabilized Portfolio Debt	$768,852	$812,703	$664,985	$710,036
Stabilized Portfolio Debt / Stabilized Portfolio Adjusted EBITDA	5.5x	5.6x	5.4x	5.8x
Total Debt[(1)]	1,165,108	1,179,296	957,387	1,017,410
Cash	(76,412)	(39,486)	(40,443)	(33,453)
Net Debt	$1,088,696	$1,139,810	$916,944	$983,957
Net Debt Plus Ancillary Debt/Total Adjusted EBITDA	7.2x	7.4x	7.0x	7.3x
Preferred	171,085	171,085	171,085	171,085
Net Debt + Preferred	$1,259,781	$1,310,895	$1,088,029	$1,155,042
Net Debt + Preferred /Total Adjusted EBITDA	8.3x	8.5x	8.3x	8.5x

(1) *Excludes GAAP adjustments.*

32

33 QUARTER TO DATE(1) $ IN THOUSANDS AS OF JUNE 30, 2022 CAPITAL EXPENDITURES (1) Excludes activity related to held for sale, acquired and/or disposed properties. YEAR TO DATE(1) Leasing Commissions Lease Incentive Tenant Improvements Land Improvements Building Improvements Furniture Fixtures & Equipment Total Second Generation Capex Retail $423 - $258 $194 $575 - $1,450 Office 201 - 360 - 197 - 758 Multifamily - - - 68 765 496 1,329 Total Portfolio $624 - $618 $262 $1,537 $496 $3,537 Leasing Commissions Lease Incentive Tenant Improvements Land Improvements Building Improvements Furniture Fixtures & Equipment Total Second Generation Capex Retail $957 - $1,845 $428 $2,556 - $5,786 Office 312 - 787 - 799 - 1,898 Multifamily 2 - 211 117 1,403 727 2,460 Total Portfolio $1,271 - $2,843 $545 $4,758 $727 $10,144

34 RECONCILIATION TO PROPERTY PORTFOLIO NOI $ IN THOUSANDS (1) Includes expenses associated with the Company’s in-house asset management division. Three months ended 6/30 Six Months Ended 6/30 2022 2021 2022 2021 Office Same Store Rental revenues $10,371 $10,290 $20,546 $20,500 Property expenses 3,697 3,527 7,259 7,011 NOI 6,674 6,763 13,287 13,489 Non-Same Store NOI(1) 5,005 642 9,771 1,318 Segment NOI $11,679 $7,405 $23,058 $14,807 Retail Same Store Rental revenues $19,736 $18,686 $36,422 $34,063 Property expenses 4,983 4,857 9,241 8,737 NOI 14,753 13,829 27,181 25,326 Non-Same Store NOI(1) 1,187 182 4,450 2,077 Segment NOI $15,940 $14,011 $31,631 $27,403 Multifamily Same Store Rental revenues $10,958 $10,131 $21,679 $19,775 Property expenses 4,085 4,022 8,107 7,946 NOI 6,873 6,109 13,572 11,829 Non-Same Store NOI(1) 2,210 3,096 5,003 6,185 Segment NOI $9,083 $9,205 $18,575 $18,014 Total Property Portfolio NOI $36,702 $30,621 $73,264 $60,224

RECONCILIATION TO GAAP NET INCOME

ARMADA HOFFLER

$ IN THOUSANDS

Three Months Ended 6/30/2022

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 18,314	$ 21,544	$ 15,366	$ 55,224	$ 45,273	$ 100,497
Segment expenses	6,635	5,604	6,283	18,522	43,418	61,940
Net operating income	$ 11,679	$ 15,940	$ 9,083	$ 36,702	$ 1,855	$ 38,557
Depreciation and amortization						(18,781)
General and administrative expenses						(3,617)
Acquisition, development and other pursuit costs						(26)
Impairment charges						(286)
Gain (loss) on real estate dispositions						19,493
Interest income						3,352
Interest expense						(9,371)
Loss on extinguishment of debt						(618)
Unrealized credit loss release (provision)						(295)
Amortization of right-of-use assets - finance leases						(277)
Change in fair value of derivatives and other						2,548
Other income (expense)						68
Income tax benefit						20
Net income						$ 30,767
Net loss (income) attributable to noncontrolling interest in investment entities						(128)
Preferred stock dividends						(2,887)
Net income attributable to AHH and OP unitholders						$ 27,752

Six Months Ended 6/30/2022

	Office	Retail	Multifamily	Total Rental Properties	General Contracting & Real Estate Services	Total
Segment revenues	$ 35,337	$ 42,974	$ 31,548	$ 109,859	$ 69,923	$ 179,782
Segment expenses	12,279	11,343	12,973	36,595	67,239	103,834
Net operating income	$ 23,058	$ 31,631	$ 18,575	$ 73,264	$ 2,684	$ 75,948
Depreciation and amortization						(37,338)
General and administrative expenses						(8,325)
Acquisition, development and other pursuit costs						(37)
Impairment charges						(333)
Gain (loss) on real estate dispositions						19,493
Interest income						6,920
Interest expense						(18,402)
Unrealized credit loss release (provision)						(900)
Amortization of right-of-use assets - finance leases						(555)
Loss on extinguishment of debt						(776)
Change in fair value of derivatives and other						6,730
Other income (expense)						297
Income tax benefit						321
Net income						$ 43,043
Net loss attributable to noncontrolling interest in investment entities						(228)
Preferred stock dividends						(5,774)
Net income attributable to AHH and OP unitholders						$ 37,041

35

36 RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA $ IN THOUSANDS Three Months Ended 6/30/2022 3/31/2022 12/31/2021 9/30/2021 Net income attributable to common stockholders and OP unitholders $27,752 $9,289 $361 $4,861 Excluding: Depreciation and amortization 18,781 18,557 16,616 16,886 Loss (gain) on real estate dispositions (19,493) - (15,436) 113 Impairment of real estate assets 201 - 18,339 - Income tax provision (benefit) (20) (301) (220) (42) Interest expense 9,371 9,031 8,685 8,827 Change in fair value of derivatives and other (2,548) (4,182) (1,344) (131) Preferred dividends 2,887 2,887 2,887 2,887 Loss on extinguishment of debt 618 158 3,690 120 Unrealized credit loss provision (release) 295 605 (508) (617) Investment Entities 128 100 (5) - Non-cash stock compensation 506 1,609 400 390 Adjusted EBITDA $38,478 $37,753 $33,465 $33,294 Dispositions (496) - (730) - Acquisitions (full quarter) - 826 - 599 Total Adjusted EBITDA $37,982 $38,579 $32,735 $33,893 Construction Gross Profit (1,855) (829) (713) (1,558) Corporate G&A 3,446 4,552 3,482 3,263 Non-Cash Stock Comp (506) (1,609) (400) (390) Acquisition, Development & Other Pursuit Costs 26 11 1 8 Interest income (3,350) (3,568) (3,829) (3,765) Other income (expense), net (89) 31 (5) (15) Add Back: Unstabilized Development (771) (674) (681) (725) Stabilized Portfolio Adjusted EBITDA $34,883 $36,493 $30,590 $30,711 Acquisition - (826) - (598) Disposition 496 - 730 - Development 771 674 681 725 Property Adjusted EBITDA $36,150 $36,341 $32,001 $30,838